EXHIBIT 10.32

CÜR Media, Inc.

Securities Purchase Agreement

Investor Package

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INSTRUCTIONS FOR INVESTING

If you wish to purchase the offered securities of CÜR Media, Inc., please:

(1)	Review this Securities Purchase Agreement and the prospectus included in registration statement on Form S-1 (Registration No. 333-206318), and amendments thereto.

(2)

Execute the signature page to the Securities Purchase Agreement and type or print all information required in the blank on the signature page, including your requested subscription amount and your federal taxpayer identification number.

(3)	Pay for the full amount of your investment by means of a wire transfer to the following:

JP Morgan Chase Bank

ABA #: [ ]

ACCT #: [ ]

ACCOUNT NAME: CST&T AAF CÜR Media, Inc.

You must send the completed and executed signature pages to this Securities Purchase Agreement and the completed Purchaser Information to the following Placement Agent, preferably by fax or e-mail:

Maxim Group LLC

Attn: Eddie Grossman

405 Lexington Avenue

New York, New York 10174

Fax: (212) 895-3783

Email: egrossman@maximgrp.com

 The Company may choose not to accept all or some of any investor's subscription for any reason (regardless of whether any check or wire transfer relating to this subscription is deposited in a bank or trust or escrow account).  The Company will send to you a fully executed copy of the transaction documents if your subscription is accepted.  If you have any questions in completing the transaction documents, please contact Eddie Grossman at (212) 895-3511.

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CÜR MEDIA, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement"), dated as of [ ], 2016, is between CüR Media, Inc., a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, an aggregate of [●] units of the Company's securities (each a "Unit" and collectively, the "Units"), each Unit consisting of one Share ("Shares") of common stock, par value $0.0001 per share, of the Company ("Common Stock"), and [one] warrant to purchase [one] share of Common Stock at an exercise price equal to $[●] per share (each a "Warrant" and collectively, the "Warrants"). The offering and sale of securities contemplated by this Agreement is referred to herein as the "Offering." The Units, the Shares, the Warrants and the shares of Common Stock underlying the Warrants are hereinafter referred to collectively as the "Securities."

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. Purchase, Sale and Delivery of Units; Closing Conditions.

(a) Purchase and Sale of Units. On the date (the "Closing Date") of closing ("Closing"), on the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate number of [ ] Units (with each Purchaser purchasing the aggregate number of Units set forth on the signature page of each Purchaser to this Agreement), at a purchase price of [ ] per Unit (the "Purchase Price"). The Units will be offered through the Maxim Group LLC (the "Placement Agent"). The per Unit Purchase Price shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to Closing.

Each Purchaser shall deliver to the Escrow Agent, via wire transfer, immediately available funds equal to such Purchaser's Subscription Amount as set forth on the signature page hereto executed by such Purchaser and the Company shall deliver to each Purchaser its respective Units as set forth on the signature page hereto, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Placement Agent's Counsel or such other location as the parties shall mutually agree.

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 (b) Deliveries of Company. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) the Warrant Agreement duly executed by the Company;

(iii) The Lock-Up Agreement duly executed by the Company and the Lock-Up Parties listed on Schedule A hereto;

(iv) the Placement Agent shall have received the following opinions and negative assurance letters, dated as of the Closing Date with respect to matters as the Placement Agent may require, each in form and substance satisfactory to the Placement Agent, and the Company and each Subsidiary shall have provided to such counsel such documents as they request for the purpose of enabling them to pass upon such matters:

(A) The Placement Agent shall receive an opinion and negative assurance letter from CKR Law LLP, counsel for the Company, addressed to the Placement Agent and the Purchasers;

(B) The Placement Agent shall have received an opinion from CKR Law LLP, intellectual property counsel to the Company, addressed to the Placement Agent and the Purchasers;

(v) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system ("DWAC") the amount of Common Stock and Warrants set forth on each Purchaser's signature page, registered in the name of such Purchaser;

(iv) The Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act) shall have been filed with the Commission in accordance with the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement or of any respective part thereof shall have been issued and no legal proceeding ("Proceeding") for that purpose shall have been instituted or, to the knowledge of the Company or the Placement Agent, shall have been contemplated by the Commission;

(v) The Placement Agent shall have received letters, dated as of the Closing Date, from Friedman, LLP ("Friedman"), in form and substance satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Placement Agent with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus;

(vi) Officers' Certificate. The Placement Agent shall have received a certificate, dated as of the Closing Date, of the Chief Executive Officer of the Company in which such officer shall state that (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) subsequent to the date of the most recent financial statements in the General Disclosure Package, there has been no Material Adverse Change, nor any development or event involved a prospective Material Adverse Change, in the condition (financial or otherwise), results of operations, business, properties or prospectus of the Company and each Subsidiary as set forth in the General Disclosure Package; and (iv) no order suspending the use of the Registration Statement, General Disclosure Package or Prospectus in any applicable jurisdiction has been issued and no Proceedings for that purpose have been instituted or are pending; and

(vii) Listing Approval. The Company shall have received confirmation that the Common Stock and Warrants have been accepted for listing on The NASDAQ Stock Market.

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The Company will furnish the Placement Agent with such conformed copies of such opinions, certificates, letters and documents as the Placement Agent and/or Ellenoff Grossman & Schole LLP ("Placement Agent's Counsel") reasonably requests. The Placement Agent may in its sole discretion waive compliance with any conditions to the obligations of the Placement Agent hereunder.

(c) Deliveries of Purchasers. On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Placement Agent or the Escrow Agent, as applicable, the following:

(i) this Agreement duly executed by such Purchaser;

(ii) to Escrow Agent, such Purchaser's Subscription Amount by wire transfer to the account specified in the Escrow Agreement.

(d) Closing Conditions.

(i) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(A) the accuracy on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(B) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(C) the delivery by each Purchaser of the items set forth in Section 1.1(c) of this Agreement.

(ii) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(A) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(B) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(C) the delivery by the Company of the items set forth in Section 1.1(b) of this Agreement;

(D) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

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(E) The Registration Statement shall have become effective and all necessary regulatory and listing approvals shall have been received not later than 5:30 P.M., New York City time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Placement Agent. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms thereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date and the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; all requests of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Placement Agent's satisfaction.

(F) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale of Securities or Offering as contemplated hereby.

(G) The Common Stock and the Warrants are registered under the Exchange Act and, as of the Closing Date, the Common Stock and the Warrants shall be listed and admitted and authorized for trading on the NASDAQ Capital Market and satisfactory evidence of such action shall have been provided to the Placement Agent. The Company shall have taken no action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock or the Warrants under the Exchange Act or delisting or suspending the Common Stock or the Warrants from trading on the NASDAQ Capital Market, nor will the Company have received any information suggesting that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Securities shall be DTC eligible.

(H) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(I) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or NASDAQ Capital Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market ("Trading Market"), nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

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2. Representations and Warranties of the Company. The Company represents, warrants and covenants to, each Purchaser that, as of the date hereof and as of the Closing Date:

(a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-206318), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Securities, which registration statement, as so amended (including post-effective amendments, if any) has been declared effective by the Commission and copies of which have heretofore been delivered to the Placement Agent. The registration statement, as amended at the time it became effective, including the prospectus, financial statements, schedules, exhibits and other information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Securities (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Company has responded to all requests of the Commission for additional or supplemental information. Based on communications from the Commission, no stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations"), proposes to file a prospectus with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"). The prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b), or, if the prospectus is not to be filed with the Commission pursuant to Rule 424(b), the prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the Offering which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b)), the term "Prospectus" shall also refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the exhibits incorporated by reference therein pursuant to the Rules and Regulations on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be. Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include: (i) the filing of any document under the Securities Exchange Act of 1934, as amended, and together with the Rules and Regulations promulgated thereunder (the "Exchange Act") after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference, and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus and the Prospectus, and all amendments or supplements to any of the foregoing, if any, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). The Prospectus delivered to the Placement Agent for use in connection with the Offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T promulgated by the Commission.

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(b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed, at all other subsequent times until the completion of the public offer and sale of the Securities, at the Closing Date, the Registration Statement, the General Disclosure Package and the Prospectus and any amendments thereof and supplements or exhibits thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations, and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein: (i) in the case of the Registration Statement, not misleading; and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) under the Securities Act) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Placement Agent through the Placement Agent specifically for use therein. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of solely of the "Subscription Process" and "Electronic Distribution" subsections of the "Plan of Distribution" and "Notice to Investors" sections of the Prospectus (the "Placement Agent's Information").

(c) The Company has filed all reports, schedules, forms, statements or other documents required to be filed by the Company under the Securities Act or Exchange Act, during the three years preceding the date hereof (the foregoing materials filed during such three-year period, including the exhibits thereto and documents incorporated by reference therein, the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension; as of their respective filing or amendment dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder; and as of their respective filing or amendment dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) Neither the Statutory Prospectus (as defined below) nor any Issuer-Represented Free Writing Prospectus(es) (as defined below collectively the "General Disclosure Package") includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus included in the Registration Statement, based upon and in conformity with the Placement Agent' Information.

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Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times until the Closing Date, or until any earlier date that the Company notified or notifies the Placement Agent as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the then-current Registration Statement, Statutory Prospectus or Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Placement Agent so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Placement Agent' Information.

(f) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the Securities other than the General Disclosure Package, or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company. The Company has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission. To the extent an electronic road show is used, the Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(g) As used in this Agreement, the terms set forth below shall have the following meanings:

(i) "Time of Sale" means [4:30 p.m.] (Eastern time) on the date of this Agreement.

(ii) "Statutory Prospectus" as of any time means the prospectus that is included in the Registration Statement immediately prior to that time. For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

(iii) "Issuer-Represented Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the Offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a "bona fide electronic road show," as defined in Rule 433 under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Securities Act.

(h) Friedman whose reports relating to the Company are included in the Registration Statement, is an independent registered public accounting firm as required by the Securities Act, the Exchange Act and the Rules and Regulations and, to the Company's knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley").

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(i) Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, (ii) the Company has not altered its method of accounting; and (iii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company; or (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus (a "Material Adverse Change"). Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company, except for liabilities, obligations and transactions which are disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) As of the dates indicated in the Registration Statement, the General Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column headed "Actual" under the section thereof captioned "Capitalization" and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, will be as set forth in the column headed "Pro Forma as Adjusted" in such section. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that entitles or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company any Relevant Security. As used herein, the term "Relevant Security" means any shares of Common Stock or other security of the Company that is convertible into, or exercisable or exchangeable for, shares of Common Stock or equity securities of the Company, or that holds the right to acquire any shares of Common Stock or equity securities of the Company or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement. As used herein, the term "Person" means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity. Except as set forth in, or contemplated by, the Registration Statement, the General Disclosure Package and the Prospectus, on the Effective Date, on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock or any security convertible into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

(k) The Securities have been duly authorized and reserved for issuance and, when issued and paid for in accordance with this Agreement upon the Closing Date will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company upon issuance or sale of the Securities in the Offering. The Securities conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

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(l) The shares of Common Stock underlying the Warrants have been, duly authorized, will conform to the description thereof in the Registration Statement, the General Disclosure Package and in the Prospectus and have been, validly reserved for future issuance and will, upon exercise thereof and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company. The issuance of such securities is not subject to any statutory preemptive rights under the laws of the State of Delaware and is not and will not be subject to any preemptive rights under the Company's certificate of incorporation, as amended, or bylaws, as amended, any rights of first refusal or any other similar rights of any security holder of the Company.

(m) Except for the "subsidiaries" within the meaning of Rule 405 under the Securities Act set forth on Exhibit 21.1 to the Registration Statement the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

(n) The Company has been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization. The Company has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders' equity, properties or prospects of the Company; or (ii) the long-term debt or capital stock of the Company; or (iii) the consummation of the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package or the Prospectus (any such effect being a "Material Adverse Effect").

(o) The Company is not: (i) in violation of its certificate or articles of incorporation, memorandum and articles of association, bylaws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, as any of such have been amended to date; (ii) in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any "Lien") upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation in any respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (solely with regard to (ii) and (iii) above) for such violations or defaults which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect.

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(p) The Company has full right, power and authority to execute and deliver this Agreement, the Warrant Agreement (as hereinafter defined), the Warrants, and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement. The Company has duly and validly authorized this Agreement, the Warrant Agreement, the Warrants and each of the transactions contemplated thereby. This Agreement, the Warrant Agreement and the Warrants have been duly and validly executed and delivered by the Company. When executed, each of this Agreement and the Warrant Agreement will constitute the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights and remedies generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except; and (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws and state securities laws.

(q) When issued, the Warrants will constitute the legal, valid and binding obligations of the Company, including to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and all such warrants are enforceable against the Company in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights and remedies generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws.

(r) The execution, delivery, and performance of this Agreement, the Warrant Agreement, the Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement and the Warrant Agreement, and consummation of the transactions contemplated by this Agreement, the Warrant Agreement, the Warrants do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company is a party or by which it is bound or to which any of its property or assets is subject; or (ii) violate or conflict with any provision of the Company's certificate or articles of incorporation, memorandum and articles of association, bylaws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents; or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic; or (iv) except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, trigger a reset or repricing of any outstanding securities of the Company, except (solely with regard to (i) and (iii) above) for any default, conflict or violation which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect.

(s) The Company has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits required under each applicable law, rule, regulation, ordinance, directive, judgment, decree or order, and as issued by each applicable foreign, federal, state, or local judicial, regulatory or other legal or governmental agency or body, and all third parties, foreign and domestic, if any (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect. Neither the Company nor any of its affiliates within the meaning of Rule 144 under the Securities Act ("Affiliates") has received any notice of any investigation or proceedings which, if decided adversely to the Company, could reasonably be expected to result in the revocation of, or the imposition of a materially burdensome restriction on, any Consent. No Consent contains a materially burdensome restriction on the Company's business not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

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(t) No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, or any third party, foreign or domestic is required for the execution, delivery and performance of this Agreement, the Warrant Agreement, the Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement and the Warrant Agreement, and consummation of the transactions contemplated by this Agreement, the Warrant Agreement and the Warrants, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Securities, which has become effective, and such Consents as may be required under state securities or blue sky laws or the bylaws and rules of the NASDAQ Stock Market, where the Common Stock and the Warrants have been approved for listing, or the Financial Industry Regulatory Authority, Inc. ("FINRA") in connection with the purchase of the Securities by the Purchasers, each of which has been obtained and is in full force and effect.

(u) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or its Affiliates is a party or of which any property, operations or assets of the Company is a subject which, individually or in the aggregate, (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement, the Warrant Agreement and/or the Warrants (collectively the "Transaction Documents") or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. To the Company's knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(v) The financial statements, including the notes thereto and the supporting schedules, included in the Registration Statement, the General Disclosure Package, the Prospectus and the SEC Reports comply in all material respects with the requirements of the Securities Act and Exchange Act, and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly as of the dates indicated and for the periods specified the information required to be stated therein. No other financial statements, notes thereto or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The other financial tables and data included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly as of the dates indicated and for the periods specified the information included therein and have been prepared on a basis consistent with that of the financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the entities whose information is presented therein.

(w) There are no pro forma or as adjusted financial statements required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X that have not been included as so required. The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with GAAP the pro forma and as adjusted financial position of the entities whose information is presented therein at the dates indicated and their cash flows and results of operations for the periods specified. The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein. The pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions and the pro forma and pro forma as adjusted financial information reflects the proper application of those adjustments to the corresponding historical financial amounts.

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(x) Without prejudice to the generality of anything contained herein, all the operating information and data included in the Registration Statement, the General Disclosure Package and the Prospectus were true and accurate in all material respects as of the Time of Sale and will be true and accurate in all material respects on the applicable Closing Date. The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

 (y) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and, except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, such controls and procedures are effective in ensuring that material information relating to the Company is made known to the principal executive officer and the principal financial officer. The Company has used such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, the General Disclosure Package and the Prospectus.

(z) The Company maintains a system of internal accounting controls designed to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorizations; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company's most recent audited fiscal year, except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, there has been (X) no material weakness (as defined in Rule 1-02 of Regulation S-X of the Commission) in the Company's internal control over financial reporting (whether or not remediated) and (Y) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(aa) The Company's board of directors has validly appointed an audit committee, compensation committee and nominating and corporate governance committee, each of whose composition satisfies the requirements of the rules and regulations of the NASDAQ Stock Market, and for each such committee, the board of directors and/or the relevant committee has adopted a charter that satisfies the requirements of the rules and regulations of the NASDAQ Stock Market. Except as disclosed in the Registration Statement, the General Disclosure Package and Prospectus, neither the board of directors of the Company nor the audit committee has been informed, nor is any director or executive officer of the Company aware, of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, since the end of the Company's most recent audited fiscal year, which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

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(bb) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the offer and sale of the Securities.

(cc) Neither the Company nor any of its Affiliates has, prior to the date hereof, directly or indirectly, made any offer or sale of any securities which are required to be "integrated" pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A, Regulation D or Regulation S under the Securities Act, other than (a) shares of Common Stock or options issued pursuant to employee benefit plans, qualified stock option plans or employee compensation plans, (b) 12% unsecured convertible promissory notes, options, rights or warrants as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(dd) To the knowledge of the Company, all information contained in the questionnaires completed by each of the Company's officers and directors and each of the Company's 5%-or-more holders prior to the Offering and provided to the Placement Agent, as well as all information contained in the biographies of such officers and directors in the Registration Statement, is true and correct in all material respects, and the Company has not become aware of any information which would cause the information disclosed in such questionnaires or biographies to become inaccurate or misleading.

(ee) To the knowledge of the Company, no director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer that could materially affect such person's ability to act in such person's respective capacity on behalf of the Company.

(ff) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any securities of the Company or any Relevant Security has any rights to require the Company to register any such securities under the Securities Act as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(gg) The conditions for use of Form S-1 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(hh) The Company is not, and is not an Affiliate of, and, at all times up to and including consummation of the transactions contemplated by this Agreement and after giving effect to the application of the net proceeds of the Offering, will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

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(ii) No relationship, direct or indirect, exists between or among any of the Company and its Affiliates, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, that is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness extended by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company and its Affiliates are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company has not, in violation of Sarbanes-Oxley, directly or indirectly, extended or maintained credit, arranged for the extension of credit or renewed an extension of credit in the form of a personal loan to or for any director or executive officer of the Company.

(jj) The Common Stock and the Warrants have been duly authorized for listing on the NASDAQ Capital Market, subject to official notice of issuance. A registration statement in respect of the Common Stock and the Warrants has been filed on Form 8-A pursuant to Section 12(b) of the Exchange Act, which registration statement complies in all material respects with the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock and the Warrants under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company is in material compliance with the provisions of the rules and regulations promulgated by the NASDAQ Stock Market and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements (to the extent applicable to the Company as of the date hereof, the Closing Date, if any, as applicable; and subject to all exemptions and exceptions from the requirements thereof as are set forth therein, to the extent applicable to the Company). Without limiting the generality of the foregoing and subject to the qualifications above: (i) all members of the Company's board of directors who are required to be "independent" (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of each of the audit committee, compensation committee and nominating committee of the Company's board of directors, meet the qualifications of independence as set forth under such laws, rules and regulations, (ii) the audit committee of the Company's board of directors has at least one member who is an "audit committee financial expert" (as that term is defined under such laws, rules and regulations), and (iii) based on discussions with the NASDAQ Stock Market, the Company meets all requirements for listing on the NASDAQ Capital Market.

(kk) The Company owns or leases all such properties as are necessary to the conduct of its business as currently operated and as proposed to be operated as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company. Any real property or buildings held under lease or sublease by the Company are held by them under valid, subsisting and enforceable leases or subleases, as applicable, with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company. The Company has not received any notice of any claim adverse to its ownership of any real or personal property or of any claim against its continued possession of any real property, whether owned or held under lease or sublease.

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(ll) The Company owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Registration Statement, the General Disclosure Package and the Prospectus (collectively, the "Intellectual Property"). None of the Intellectual Property is unenforceable or invalid; the Company has not received any notice of violation or conflict with (the Company has no knowledge of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; there are no pending or, to the Company's best knowledge after due inquiry, threatened actions, suits, proceedings or claims by others that allege any of the Company or a Subsidiary is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right. The discoveries, inventions, products or processes of the Company referenced in the Registration, Statement, the General Disclosure Package and the Prospectus do not violate or conflict with any intellectual property or proprietary right of any third Person, or any discovery, invention, product or process that is the subject of a patent application filed by any third Person; no officer, director or employee of the Company is in or has ever been in violation of any term of any patent non-disclosure agreement, invention assignment agreement, or similar agreement relating to the protection, ownership, development use or transfer of the Intellectual Property or, to the Company's best knowledge after due inquiry, any other intellectual property, except where any violation would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property. To the extent any Intellectual Property is sublicensed to any of the Company or a Subsidiary by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason. There are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement. Except as disclosed in the Registration Statement, the General Disclosure Package or the Prospectus, the Company is not subject to any non-competition or other similar restrictions or arrangements relating to any business or service anywhere in the world. The Company has taken all necessary and appropriate steps to protect and preserve the confidentiality of applicable Intellectual Property ("Confidential Information"). All use or disclosure of Confidential Information owned by the Company by or to a third party has been pursuant to a written agreement between the Company and such third party. All use or disclosure of Confidential Information not owned by the Company has been pursuant to the terms of a written agreement between the Company and the owner of such Confidential Information, or is otherwise lawful.

(mm) [Intentionally omitted.]

(nn) The Company maintains insurance covering its properties as the Company reasonably deems adequate and as is customary for companies engaged in similar businesses. Such insurance protects the Company against losses and risks to an extent which is adequate to protect the Company its business. The Company will obtain at its own expense a directors and officers insurance policy with an insurer rated at least AA or higher, and reasonably acceptable to the Placement Agent, and will use its best efforts to obtain coverage of at least $5,000,000. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. There is no material insurance claim made by or against the Company pending, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respective thereof have been paid.

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(oo) The agreements, instruments and other documents described in the Registration Statement, the General Disclosure Package, the Prospectus and the SEC Reports conform to the descriptions thereof contained therein, and there are no agreements, instruments or other documents required by the applicable provisions of the Securities Act or the Rules and Regulations to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement that have not been so described or filed. Each such agreement or instrument to which the Company is a party or by which its property or business is or may be bound or affected has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company's knowledge, the other parties thereto, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as enforceability of any indemnification or contribution provision may be limited under foreign, federal or state securities laws. None of such agreements and instruments has been assigned by the Company, to the Company's knowledge, no party is in breach or default thereunder and, to the Company's knowledge, no event has occurred that, with the lapse of time or the giving of notice or both would constitute a breach or default by any party thereunder. To the Company's knowledge, the performance by the parties of the material provisions of such agreements and instruments will not result in a violation of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except for such violations or defaults which (individually or in the aggregate) would not have or reasonably be expected to have a Material Adverse Effect.

(pp) No securities of the Company have been sold by the Company for the three years preceding the filing of the Registration Statement, except as disclosed in the Registration Statement. Statement, the General Disclosure Package and the Prospectus, and no securities of the Company have been sold by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company's formation, except as disclosed in the Registration Statement, the General Disclosure Package, the Prospectus and the SEC Reports.

(qq) The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation of the Company's business are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(rr) The Company has accurately prepared and timely filed all federal, state, local, foreign and other tax returns required to be filed by it and has paid or made provision for the payment of all taxes, assessments or similar charges including without limitation all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's federal, state, local or foreign taxes is pending or, to the Company's knowledge, threatened. The accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company's most recent audited financial statements, the Company has not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any federal, state, local, foreign or other taxing authority, outstanding against the assets, properties or business of the Company.

(ss) No labor disturbances or disputes by or with the employees of the Company that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, currently exist or, to the Company's knowledge, are threatened.

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(tt) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has at all times operated its business in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith. The Company has not received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that could reasonably be expected to result in a Material Adverse Effect. As used herein, the term "Environmental Laws" means all applicable laws and regulations, including any licensing, permit or reporting requirements, and any action by any federal, state, local or foreign government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety or the handling of hazardous materials, including without limitation the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Federal Water Pollution Control Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act and the Toxic Substances Control Act.

(uu) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not a party to or subject to any employment contract or arrangement providing any director with annual compensation, or the opportunity to earn annual compensation (whether through fixed salary, bonus, commission, options or otherwise), of more than $120,000.

(vv) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company is not a party to an "employee benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company or any of its ERISA Affiliates (as defined hereafter). These plans are referred to collectively herein as the "Employee Plans." An "ERISA Affiliate" of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code"). Each Employee Plan has been maintained in material compliance with its terms and the requirements of applicable law. No Employee Plan is subject to Title IV of ERISA.

 (ww) The Registration Statement, the General Disclosure Package and the Prospectus identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits or retirement benefits, or deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation, or post-retirement insurance, compensation or benefits, which: (i) is not an Employee Plan; (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any of its ERISA Affiliates; and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates. These agreements, arrangements, policies or plans are referred to collectively as "Benefit Arrangements." Each Benefit Arrangement has been maintained in material compliance with its terms and with the requirements of applicable law.

(xx)  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of its ERISA Affiliates, other than medical benefits required to be continued under applicable law.

(yy) No "prohibited transaction" (as defined in either Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Employee Plan; and each Employee Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

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(zz) None of the execution of this Agreement, the Warrant Agreement, the Warrants and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement and the Warrant Agreement, and consummation of the transactions contemplated by this Agreement, the Warrant Agreement, the Warrants, will constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance or otherwise), acceleration, increase in vesting or increase in benefits to any current or former participant, employee or director of the Company other than events that, either individually or taken as a whole, are not material to the financial condition or business of the Company.

(aaa) Neither the Company nor, to the Company's knowledge, any of its employees or agents has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for domestic or foreign office or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal, state or other governmental officer or official, or other Person charged with public or quasi-public duties, in the United States or otherwise, other than payments that are not prohibited by applicable law.

(bbb) The Company has not offered, or sought to cause the Placement Agent to offer, Securities to any Person or entity with the intention of unlawfully influencing (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, (ii) a journalist or publication to write or publish favorable information about the Company or its products or services or (iii) a regulatory official or authority to alter the regulation of the Company or its business, products or services.

(ccc) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Registration Statement, General Disclosure Package and Prospectus is accurate. The Company does not have any off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company, such as structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Company.

(ddd) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" —Critical Accounting Policies" in the Registration Statement, General Disclosure Package and the Prospectus truly, accurately and completely in all material respects describes (i) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"), (ii) judgments and uncertainties affecting the application of Critical Accounting Policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with legal counsel and independent accountants with regard to such disclosure.

(eee) The statements set forth in the Registration Statement, General Disclosure Package and the Prospectus under the captions "Description of Securities," "Prospectus Summary," and "Risk Factors," insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects. The statements set forth in under the captions "Our Business—Government Regulation," ""Management's Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources," "Management," "Executive Compensation," and "Security Ownership of Certain Beneficial Owners and Management," insofar as such statements summarize factual and legal matters, agreements, documents or proceedings discussed therein, are true and accurate summaries of such matters described therein in all material respects.

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 (fff) The operations of the Company are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the United States and, to the Company's knowledge, all other jurisdictions to which the Company is subject, including under: (i) the Bank Secrecy Act; (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001; (iii) the Foreign Corrupt Practices Act of 1977; (iv) the Currency and Foreign Transactions Reporting Act; (v) ERISA; (vi) the Money Laundering Control Act; (vii) the rules and regulations promulgated under any such law or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law; and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or applicable foreign jurisdiction or any administrative or judicial body thereof (collectively, the "Money Laundering Laws"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ggg) None of the Company or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any sanctions administered by OFAC.

(hhh) Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no claims, arrangements, agreements or understandings of the Company or any officer, director or stockholder of the Company relating to the payment of a broker's, finder's, consulting or origination fee or other similar payment in connection with the transactions contemplated by this Agreement or that otherwise may affect any Placement Agent's compensation in respect of the Offering as determined by FINRA. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180 days prior to the Effective Date. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or any affiliate thereof, except as specifically authorized herein. No officer, director or beneficial owner of 10% or more of the Company's common stock or securities convertible into common stock (any such individual or entity, for purposes of this section, a "Company Affiliate") has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). Except for securities purchased on the open market, no Company Affiliate is an owner of stock or other securities of any member of FINRA. No Company Affiliate has made a subordinated loan to any member of FINRA. No proceeds from the sale of the Securities (excluding underwriting compensation as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus) will be paid to any FINRA member, any persons associated with a FINRA member or an affiliate of a FINRA member. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to the Placement Agent within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement is a FINRA member, is a person associated with a FINRA member or is an affiliate of a FINRA member. No FINRA member participating in the Offering has a conflict of interest with the Company. For this purpose, a "conflict of interest" exists when a FINRA member, the parent or affiliate of a FINRA member or any person associated with a FINRA member in the aggregate beneficially own 10% or more of the Company's outstanding subordinated debt or common equity, or 10% or more of the Company's preferred equity. "FINRA member participating in the Offering" includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person's immediate family and any affiliate of a FINRA member that is participating in the Offering. "Any person associated with a FINRA member" means (1) a natural person who is registered or has applied for registration under the rules of FINRA and (2) a sole proprietor, partner, officer, director, or branch manager of a FINRA member, or other natural person occupying a similar status or performing similar functions, or a natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA member. When used in this Section 2(hhh) the term "affiliate of a FINRA member" or "affiliated with a FINRA member" means an entity that controls, is controlled by or is under common control with a FINRA member.

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(iii) (i) At the earliest time after the filing of the Registration Statement that the Company or other offering participate made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities and (ii) at the date of this Agreement, the Company was not and is not an "ineligible issuer", as defined in Rule 405, including (x) the Company or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company or any of its subsidiaries in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Securities Act and not being the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities, all as described in Rule 405.

(jjj) The Company has neither sent nor received any communications regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, General Disclosure Package or the Prospectus, and no such termination or non-renewal has been threatened by the Company or any other party to such contract or agreement.

(kkk) As used in this Agreement, the term "knowledge of the Company" (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company).

(lll) Any certificate signed by or on behalf of the Company and delivered to the Placement Agent or to Placement Agent' Counsel shall be deemed to be a representation and warranty of the Company, as if set forth herein, to the Placement Agent as to the matters covered thereby.

3. Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. The Purchaser's execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Purchaser's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including foreign, federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Units as principal for its own account. Such Purchaser is acquiring the Units hereunder in the ordinary course of its business.

(c) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Units, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Units and, at the present time, is able to afford a complete loss of such investment. Such Purchaser understands that nothing in this Agreement, the Warrant Agreement or any other materials presented to such Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.

(d) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review this Agreement, the Warrant Agreement (including all exhibits and schedules thereto) and the Disclosure Package and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Units nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Units and the Placement Agent and any Affiliate may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it. In connection with the issuance of the Units to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

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4. Covenants of the Company. The Company acknowledges, covenants and agrees with the Purchasers that:

(a) The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Placement Agent of such timely filing.

(b) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as, in the reasonable opinion of Placement Agent' Counsel, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided) in connection with sales by an underwriter or dealer (the "Prospectus Delivery Period"), prior to amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, the Company shall furnish to the Placement Agent and Placement Agent' Counsel for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Placement Agent reasonably objects within 36 hours of delivery thereof to Placement Agent' Counsel.

(c) After the date of this Agreement, the Company shall promptly advise the Placement Agent in writing of: (i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission; (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus, the General Disclosure Package or the Prospectus; (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective; and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus, the General Disclosure Package, the Prospectus, or the initiation of any proceedings to remove, suspend or terminate from listing the Common Stock or the Warrants from any securities exchange upon which the Common Stock or Warrants are listed for trading, or of the threatening of initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d) (i) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, the Registration Statement, The General Disclosure Package and the Prospectus. If during such period any event or development occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Placement Agent or Placement Agent' Counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Placement Agent and will promptly amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

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(ii) If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances there existing, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) The Company will promptly deliver to the Placement Agent and Placement Agent' Counsel a copy of the Registration Statement, as initially filed, and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company's files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Placement Agent such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement, the General Disclosure Package and any Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, as the Placement Agent may reasonably request. Prior to 10:00 A.M., New York City time, on the Business Day next succeeding the date of this Agreement, and from time to time thereafter, the Company will furnish the Placement Agent with copies of the Prospectus in New York City in such quantities as the Placement Agent may reasonably request.

(f) The Company consents to the use and delivery of the Preliminary Prospectus by the Placement Agent in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g) If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Securities Act by the earlier of: (i) 10:00 P.M., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h) The Company will use its reasonable best efforts, in cooperation with the Placement Agent, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Placement Agent may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

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(i) The Company will make generally available (which includes filings pursuant to the Exchange Act made publicly through the EDGAR system) to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j) Except with respect to (i) securities of the Company which may be issued in connection with an acquisition of another entity (or the assets thereof), (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), or (iii) the issuance of securities under the Company's stock option plans with exercise or conversion prices at fair market value (as defined in such plans) in effect from time to time, during the six (6) months following the Closing Date, the Company or any successor to the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) without the prior written consent of the Placement Agent.

(k) Following the Closing Date, the Company and any of the individuals listed on Schedule A hereto (the "Lock-Up Parties"), without the prior written consent of the Placement Agent, shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement, during the period that their respective lock-up agreements are in effect. The Company will deliver to the Placement Agent the agreements of the Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be substantially in the form attached hereto as Annex I.

(l) Indemnification of Purchasers. Subject to the provisions of this Section 4(l), the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (as such fees are incurred) that any such Purchaser Party may suffer, incur or become subject to insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any part of the Registration Statement at any time, General Disclosure Package, the Prospectus, or arise out of or are based upon the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Warrant Agreement or any other document delivered pursuant to this Agreement or (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the this Agreement (unless such action is based upon a breach of such Purchaser Party's representations, warranties or covenants under this Agreement or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance) and will reimburse each Purchaser Party for any legal or other expenses reasonably incurred by such Purchaser Party in connection with investigating or defending against any loss, expense, damage, liability or Proceeding whatsoever (whether or not such Purchase Party is a party thereto). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party but the failure to notify the Company shall not relieve it from liability that it may have under this Section 4(l) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not, without the prior written consent of the Purchaser Party, effect any settlement of any pending or threatened action in respect of which any Purchaser Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Party unless such settlement (i) includes an unconditional release of such Purchaser Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability, or a failure to act by or on behalf of a Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4(l) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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(m) During the period of three (3) years from the Effective Date, the Company will make available to the Placement Agent copies of all reports or other communications (financial or otherwise) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Placement Agent: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Placement Agent may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its security holders generally or to the Commission); provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(n) The Company will not issue press releases or engage in any other publicity without the Placement Agent's prior written consent, for a period ending at 5:00 P.M. Eastern time on the first Business Day following the forty-fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company's business, or as required by law.

(o) The Company shall use its reasonable best efforts to engage, by the Closing Date (and for no less than two (2) years following the Closing Date) Ascendant Partners, LLC as its financial public relations firm. The terms and conditions of such engagement shall be reasonably determined by the Company. The Company further agrees to consult with the Placement Agent as is customary within the securities industry prior to the distribution to third parties of any financial information, news releases, or other publicity regarding the Company, its business, or any terms of the Offering, it being agreed that the Company shall give the Placement Agent no less than twelve (12) hours prior notice of any such distribution and a reasonable opportunity during or prior to such period to review the contents of the proposed distribution.

(p) The Company will apply the net proceeds from the sale of the Securities as set forth under the caption "Use of Proceeds" in the Prospectus. Without the prior written consent of the Placement Agent, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or stockholders or to pay any accrued salaries or bonuses to any employees or former employees.

(q) The Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock and the Warrants on the NASDAQ Capital Market for at least three (3) years after the Effective Date, unless such listing is terminated as a result of a transaction approved by the holders of a majority of the voting securities of the Company. If the Company fails to maintain such listing of its Common Stock or Warrants, on the NASDAQ Capital Market or other Trading Market, for a period of three (3) years from the Effective Date, the Company, at its expense, shall obtain and keep current a listing of such securities in the Standard & Poor's Corporation Records Services or Mergent's Industrial Manual; provided that Mergent's OTC Industrial Manual is not sufficient for these purposes.

(r) During the period when the Prospectus is required to be delivered under the Securities Act or Exchange Act and for as long as the Warrants remain outstanding, the Company will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(s) The Company shall use its best efforts to maintain the effectiveness of the Registration Statement, the General Disclosure Package and a current Prospectus relating thereto for as long as the Warrants remain outstanding. During any period when the Company fails to have maintained an effective Registration Statement or a current Prospectus relating thereto and a holder of a Warrant desires to exercise such warrant and, in the opinion of counsel to the holder, Rule 144 is not available as an exemption from registration for the resale of the shares of Common Stock underlying such warrant (such shares, the "Warrant Shares"), the Company shall immediately file a registration statement registering the resale of the Warrant Shares and use its best efforts to have it declared effective by the Commission within thirty (30) days.

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(t) The Company will use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

(u) The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of any Securities.

(v) The Company shall cause to be prepared and delivered to the Placement Agent, at its expense, within two (2) Business Days from the date of this Agreement, an Electronic Prospectus to be used by the Placement Agent in connection with the Offering. As used herein, the term "Electronic Prospectus" means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Placement Agent, that may be transmitted electronically by the Placement Agent to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act or the Exchange Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Placement Agent, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for online time).

(w) The Company represents and agrees that, unless it obtains the prior written consent of the Placement Agent, it has not made and will not make any offer relating to the Securities that would constitute an "issuer free writing prospectus," as defined in Rule 433 under the Securities Act, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule B. Any such free writing prospectus consented to by the Company and the Placement Agent is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

(x) The Company shall maintain, for a period of no less than three (3) years from the Closing Date, a liability insurance policy affording coverage for the acts of its officers and directors.

(y) The Company shall maintain key person life insurance in amount agreed by Maxim with an insurer rated at least AA or better in the most recent addition of "Best's Life Reports" on the life of Thomas Brophy such policy to be in full force and effect no later than fifteen (15) days following the Closing Date, for a period of no less than three (3) years from the Closing Date, unless such persons' employment with the Company are earlier terminated. The Company shall be the sole beneficiary of such policy.

(z) The Company will retain VStock Transfer, LLC as transfer agent for the Common Stock and as warrant agent for the Warrants for a period of no less than three (3) years from the Closing Date.

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(aa) Equal Treatment of Purchasers. No consideration (including any modification of this Agreement, the Warrant Agreement or any other agreement related to the transactions contemplated by this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of the Common Stock or Warrants or otherwise.

(bb) Survival of Representations and Agreements. All representations, warranties, covenants and agreements of the Company and the Purchasers contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including, without limitation, the agreements contained in Sections 4 (bb), 8 and 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Placement Agent or any controlling Person thereof or by or on behalf of the Company, any of its officers or directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Purchasers. The representations and warranties contained in Section 2 and the covenants and agreements contained in Sections 4, 8 and 9 shall survive any termination of this Agreement.

5. Termination.

(a) This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only, and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated within three trading days of the date of the Prospectus pursuant to which the Offering is made; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

(b) The Placement Agent shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Placement Agent will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (ii) trading on the NASDAQ Stock Market has been suspended or made subject to material limitations, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, on the NYSE MKT or the NASDAQ Stock Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or any material disruption in commercial banking or securities settlement or clearance services has occurred; or (iv) (A) there has occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there has been any other calamity or crisis or any change in political, financial or economic conditions, if the effect of any such event in (A) or (B), in the reasonable judgment of the Placement Agent, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Units on the terms and in the manner contemplated by the Prospectus. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before [ ]; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

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(c) Any notice of termination pursuant to this Section 5 shall be in writing.

6. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Placement Agent, shall be mailed, delivered, or faxed with confirmation of transmission, to:

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Attention: Clifford A. Teller,

Executive Managing Director, Investment Banking

Fax: 212-895-3555

with a copy to Placement Agent's Counsel at:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

Attention: Barry I. Grossman, Esq.

Fax: 212-370-7889

(b) if sent to the Company, shall be mailed, delivered, or faxed with confirmation of transmission, to the Company with a copy to its counsel, at the addresses set forth on the signature page hereto;

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7. Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 2, covenants of the Company in Section 4 and the representations and warranties of the Purchasers in Section 3. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4(l) and this Section 7.

8. Governing Law. This Agreement shall be deemed to have been executed and delivered in New York, New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York applicable to agreements wholly performed within the borders of such state and without regard to the conflicts of laws principles thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Placement Agent and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail or delivered by Federal Express via overnight delivery to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding, and service of process upon an Placement Agent mailed by certified mail or delivered by Federal Express via overnight delivery to the Placement Agent' address shall be deemed in every respect effective service of process upon such Placement Agent in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, THE REGISTRATION STATEMENT OR THE PROSPECTUS.

9. Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein. This Agreement supersedes any prior agreements or understandings among or between the parties hereto, including the Letter of Engagement dated November 5, 2015 (except as specifically set forth therein).

10. Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforceable to the fullest extent permitted by law.

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11. Amendment. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers who purchased at least 75% in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

12. Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver may be sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

13. Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under this Agreement, the Warrant Agreement or any other document contemplated hereby. Nothing contained herein, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement, the Warrant Agreement or any other document contemplated hereby, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the this Agreement. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Placement Agent's Counsel. Placement Agent's Counsel does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.

15. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

16. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any day on which any of the major U.S. stock exchanges in are not open for business.

17. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CÜR MEDIA, INC.		Address for Notice:
Thomas Brophy
By:		Chief Executive Officer
Name:	Thomas Brophy	CÜR Media, Inc.
Title:	Chief Executive Officer	2217 New London Turnpike
South Glastonbury, CT 06073

With a copy to (which shall not constitute notice):

CKR Law LLP 1330 Avenue of the Americas, 14th Floor New York, NY 10019 Attn.: Eric C. Mendelson

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory:_________________________________________

Facsimile Number of Authorized Signatory: ______________________________________

Address for Notice to Purchaser: ______________________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice): _________

Aggregate Purchase Amount: $_________________

Units: ____________________________________

EIN Number: _______________________________

[SIGNATURE PAGES CONTINUE]

Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the third (3rd) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

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SCHEDULE A

Lock-Up Parties

Name
Directors
1.	Thomas Brophy
2.	Jay Samit
3.	Sanjan Dhody
4.	William Campbell
Officers
5.	Kelly Sardo
6.	John Egazarian
7.	Michael Betts
8.	J.P. Lespinasse
9.	Joseph LaPlante

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SCHEDULE B

Permitted Free Writing Prospectus

Not Applicable

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Annex I

Lock-up Agreement

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